Exhibit 10.1
Amendment Number 3
To the
Dover Corporation
2012 Equity and Cash Incentive Plan
(Effective as of February 12, 2021)

    The following amendment is effective with respect to awards on or after February 12, 2021 under the Dover Corporation 2012 Equity and Cash Incentive Plan (Effective as of May 3, 2012) (the "Plan"):

1.     Section 2 of the Plan entitled "Definitions" is amended by deleting the following definitions from Section 2 in their entirety:

"Early Retirement I" shall be deleted in its entirety.

"Early Retirement II" shall be deleted in its entirety.

"Early Retirement III" shall be deleted in its entirety.

2.    Section 2 of the Plan entitled "Definitions" is amended by deleting the following definition in its entirety and replacing it with the following:

"Normal Retirement" shall mean (i) the termination of a Participant's employment with the Corporation and its Affiliates if, at the time of such termination of employment, the Participant has attained age sixty-two (62), and (ii) the Participant complies with the non-competition restrictions in Paragraph 43. In the event that the stock or assets of a business unit of the Corporation or an Affiliate that employs a Participant is sold, a Participant who has attained age sixty-two (62) and remains employed by such business unit in good standing through the date of such sale, shall be treated as having terminated employment with the Corporation and its Affiliates in a Normal Retirement on the date of such sale, provided that the Participant complies with the non-compete restrictions in Paragraph 43.

3.    Section 2 of the Plan entitled "Definitions" is amended by adding the following definitions:

"Early Retirement" shall mean the termination of a Participant's employment with the Corporation and its Affiliates if, at the time of such termination of employment, (i) the Participant has at least ten (10) years of service with the Corporation and its Affiliates (service with an Affiliate shall be credited only for the period an Affiliate is owned by the Corporation), (ii) the Participant has attained age fifty five (55), (iii) the Participant satisfies the notice requirements set forth in the Plan, and (iv) the Participant complies with the non-competition restrictions in Paragraph 43. In order to be eligible for Early Retirement, a Participant must give six (6) months advance notice of retirement and must continue to be employed by the Corporation (or any Affiliate provided such Affiliate continues to be owned by the Corporation throughout the notice period) and perform his or her duties throughout such notice period.

Failure to satisfy the notice requirement will render the Participant ineligible for Early Retirement notwithstanding the satisfaction by the Participant of all other applicable requirements. The Committee and, with respect to Participants who are not Section 16 Persons, Dover's CEO (unless otherwise determined by the Committee) shall have the authority to reduce or waive the notice requirement.

"Sale of Business Rule" shall mean (i) the termination of a Participant's employment with the Corporation and its Affiliates due to the sale of stock or assets of the business unit by which the Participant is employed, (ii) the Participant is so employed in good standing by the business unit through the date of such sale, and (iii) the Participant complies with the non-competition restrictions in Paragraph 43.

4.    Section 10(b) of the Plan entitled "Early Retirement" is amended by deleting such section in its entirety and replacing it with the following:

"(b)    Early Retirement; Sale of Business Rule. If a Participant's employment terminates as the result of Early Retirement, the Participant shall have the right, on or before the earlier of the expiration date of the Option or SSAR or thirty-six (36) months following the date of such Early Retirement, to exercise, and acquire shares under, any Option or SSAR which at the date of Early Retirement are, or within thirty-six (36) months following such termination become, exercisable. If a Participant's employment terminates as the result of the Sale of Business Rule, the Participant shall have the right, on or before the earlier of the expiration date of the Option or SSAR or twelve (12) months following the date of such termination of employment under the Sale of Business Rule, to exercise, and acquire shares under, any Option or SSAR which at the date of termination of employment are, or within twelve (12) months following such termination become, exercisable. Notwithstanding the above, if a Participant eligible for the Sale of Business Rule would also qualify for Early Retirement excluding the notice requirement, the Participant shall be entitled to the benefits of Early Retirement, as appropriate."

5.     Section 18 of the Plan entitled "Termination of Employment" is amended by deleting such section in its entirety and replacing it with the following:

"18. Termination of Employment.

(a)    Death, Disability, Special Circumstances. In the case of a Participant's Disability, death, or special circumstances as determined by the Committee, any purely temporal restrictions remaining with respect to Restricted Stock or Restricted Stock Unit Awards as of the date of such Disability, death, or such special circumstances, shall lapse and, if any Performance Targets are applicable, the Restricted Stock or Restricted Stock Unit Awards shall continue to vest as if the Participant's employment had not terminated until the prescribed time for determining attainment of Performance Targets has passed and the appropriate determination of attainment of Performance Targets has been made.

(b)    Normal Retirement. If the Participant's employment with the Corporation terminates as a result of Normal Retirement, subject to compliance with the non-competition provisions of Paragraph 43 below applicable to Normal Retirement, the Restricted Stock and Restricted Stock Unit Awards shall continue to vest as if the Participant's employment had not terminated until the earlier of (i) sixty (60) months from the date of termination, and (ii) such time as the remaining temporal restrictions lapse. If, on the date of such Normal Retirement, the participant holds one or more performance-based Restricted Stock or Restricted Stock Unit Awards, the oldest outstanding performance-based Restricted Stock or Restricted Stock Unit Award shall remain outstanding and the Participant shall be entitled to receive on the regular payment date for such performance-based Restricted Stock or Restricted Stock Unit Award the same number of shares that the Participant would have earned had such Participant been an employee of the Corporation as of such payment date, subject to the satisfaction of the applicable Performance Targets and certification by the Committee of the attainment of such Performance Targets and the amount of the payment to the extent required by Paragraphs 31-32. With respect to any other performance-based Restricted Stock or Restricted Stock Unit Awards outstanding on the date of Normal Retirement, the Committee, or if the Committee delegates to the CEO such authority, the CEO, shall determine in its sole discretion whether the Participant is eligible to receive any shares with respect to such awards and, if so, the amount thereof, in which event such payment shall be made on the regular payment date for such performance-based Restricted Stock or Restricted Stock Unit Award following the date of the Participant's Normal Retirement. Any such payment to a Participant shall be subject to the satisfaction of the applicable Performance Targets and certification by the Committee of the attainment of such Performance Targets and the amount of the payment. Except as provided in this Paragraph 18(b), if the Participant is the subject of Normal Retirement, all performance-based Restricted Stock and Restricted Stock Unit Awards held by such Participant shall be canceled and all of the Participant's awards thereunder shall terminate as of the effective date of such Normal Retirement.

(c)    Early Retirement; Sale of Business Rule. If the Participant's employment with the Corporation terminates as a result of Early Retirement or the Sale of Business Rule, subject to compliance with the non-competition provisions of Paragraph 43 below applicable to Early Retirement, the Restricted Stock and Restricted Stock Unit Awards shall continue to vest as if the Participant's employment had not terminated until the earlier of (i) thirty-six (36) months from the date of termination in the case of Early Retirement, and twelve (12) months in the case of the Sale of Business Rule, and (ii) such time as the remaining temporal restrictions lapse. With respect to any outstanding performance-based Restricted Stock or Restricted Stock Unit Awards on the date of Early Retirement, the Committee, or if the Committee delegates to the CEO such authority, the CEO, shall determine in its sole discretion whether the Participant is eligible to receive any shares with respect to such awards and, if so, the amount thereof, in which event such payment shall be made on the regular payment date for such performance-based Restricted Stock or Restricted Stock Unit Award following the date of the Participant's Early Retirement. Any such payment to a Participant shall be subject to the satisfaction of the applicable Performance Targets and certification by the Committee of the attainment of such Performance Targets and the amount of the payment to the extent required by Paragraphs 31-32. Except as provided in this Paragraph 18(c), if the Participant is the subject of Early Retirement, all performance-based Restricted Stock and Restricted Stock Unit Awards held by such Participant shall be canceled and all of the Participant's awards thereunder shall terminate as of the effective date of such Early Retirement. If the Participant in the Plan is the subject of the Sale of Business Rule, all performance-based Restricted Stock and Restricted Stock Unit Awards held by such Participant shall be canceled and all of the Participant's rights thereunder shall terminate as of the effective date of such termination of employment under the Sale of Business Rule. Notwithstanding the above, if a Participant eligible for the Sale of Business Rule would also qualify for Early Retirement excluding the notice requirement, the Participant shall be entitled to the benefits of Early Retirement, as appropriate.

(d)    Other. If a Participant's employment with the Corporation voluntarily or involuntarily terminates for any other reason during the Restricted Period, the Restricted Stock and Restricted Stock Unit Awards shall be forfeited on the date of such termination of employment."

6.     Section 21(b) of the Plan entitled "Early Retirement" is amended by deleting such section in its entirety and replacing it with the following:

(b)    Early Retirement; Sale of Business Rule. If the Participant's employment terminates pursuant to Early Retirement, and, on the date of such Early Retirement, the Participant holds one or more outstanding Cash Performance Awards, the Committee, or if the Committee delegates to the CEO such authority, the CEO, shall determine in its sole discretion whether the Participant is eligible to receive any payment and, if so, the amount thereof, in which event such payment shall be made on the date or dates following the date of the Participant's Early Retirement on which the Corporation pays Cash Performance Awards for the Performance Period relating to any such outstanding Cash Performance Award held by such Participant. Except as provided in Paragraphs 31-32, any such payment to a Participant shall be subject to the satisfaction of the applicable Performance Targets, certification by the Committee of the satisfaction of such Performance Targets and determination of the amount of the payment by the Committee, and may not exceed the amount that the Participant would have been entitled to receive had the Participant been an employee of the Corporation on such payment date. Except as provided in this Paragraph 21(b) and Paragraph 23(b), if the Participant is the subject of Early Retirement, all Cash Performance Awards held by such Participant shall be canceled and all of the Participant's awards thereunder shall terminate as of the effective date of such Early Retirement. If the Participant in the Plan is the subject of the Sale of Business Rule, all Cash Performance Awards held by such Participant shall be canceled and all of the Participant's rights thereunder shall terminate as of the effective date of such termination of employment under the Sale of Business Rule except as provided in Paragraph 23(b). Notwithstanding the above, if a Participant eligible for the Sale of Business Rule would also qualify for Early Retirement excluding the notice requirement, the Participant shall be entitled to the benefits of Early Retirement, as appropriate.

7.    Section 25(b) of the Plan entitled "Early Retirement" is amended by deleting such section in its entirety and replacing it with the following:

(b)    Early Retirement; Sale of Business Rule. If the Participant's employment terminates pursuant to Early Retirement and on the date of such Early Retirement the Participant holds one or more outstanding Performance Share Awards, the Committee, or if the Committee delegates to the CEO such authority, the CEO, shall determine in its sole discretion whether the Participant shall receive any payment and, if so, the amount thereof, in which event such payment shall be made on the date or dates following the date of the Participant's Early Retirement on which the Corporation pays Performance Share Awards for the Performance Period relating to any such outstanding Performance Share Award held by such Participant. Except as provided in Paragraphs 31-32, any such payment to the Participant shall be subject to the satisfaction of the applicable Performance Targets, and certification by the Committee of such satisfaction and determination by the Committee of the amount of payment, and may not exceed the number of shares that the Participant would have been entitled to receive had the Participant been an employee of the Corporation on such payment date. Except as provided in this Paragraph 25(b) and in Paragraph 27(b), if the Participant is the subject of Early Retirement, all Performance Share Awards held by such Participant shall be canceled, and all of the Participant's Awards thereunder shall terminate as of the effective date of such Early Retirement. If the Participant in the Plan is the subject of the Sale of Business Rule, all Performance Share Awards held by such Participant shall be canceled and all of the Participant's rights thereunder shall terminate as of the effective date of such termination of employment under the Sale of Business Rule, except as provided in Paragraph 27(b). Notwithstanding the above, if a Participant eligible for the Sale of Business Rule would also qualify for Early Retirement excluding the notice requirement, the Participant shall be entitled to the benefits of Early Retirement, as appropriate."

8.     Section 43 of the Plan entitled "Non-Compete" is amended by deleting such section in its entirety and replacing it with the following:

43.    Non-compete.

(a)    Non-Competition. The enhanced benefits of any Normal Retirement, Early Retirement or under the Sale of Business Rule provided to a Participant, unless such benefits are waived in writing by the Participant, shall be subject to the provisions of this Paragraph 43. Any Participant who is the beneficiary of any such Normal Retirement, Early Retirement or Sale of Business Rule shall be deemed to have expressly agreed not to engage, directly or indirectly in any capacity, in any business in which the Corporation or any Affiliate at which such Participant was employed at any time in the three (3) years immediately prior to termination of employment was engaged, as the case may be, in the geographic area in which the Corporation or such Affiliate actively carried on business at the end of the Participant’s employment there, for the period with respect to which such Normal Retirement, Early Retirement or Sale of Business Rule affords the Participant enhanced benefits, which period shall be, (a) with respect to Options or SSARs, the additional period allowed the Participant for the vesting and exercise of Options or SSARs outstanding at termination of employment, (b) with respect to Restricted Stock or Restricted Stock Unit Awards, the period remaining after the Participant’s termination of employment until the end of the original Restricted Period for such Award, and (c) with respect to Cash Performance Awards and Performance Shares Awards granted under the Plan, the period until the payment date following the end of the last applicable Performance Period.

(b)    Breach. In the event that a Participant shall fail to comply with the provisions of this Paragraph 43, the Normal Retirement, Early Retirement or Sale of Business Rule shall be automatically rescinded and the Participant shall forfeit the enhanced benefits referred to above and shall return to the Corporation the economic value theretofore realized by reason of such benefits as determined by the Committee. If the provisions of this Paragraph 43 or the corresponding provisions of an Award shall be unenforceable as to any Participant, the Committee may rescind the benefits of any such Normal Retirement, Early Retirement or Sale of Business Rule with respect to such Participant.

(c)    Other Termination. The Committee may, in its discretion, adopt such other non-competition restrictions applicable to Awards as it deems appropriate from time to time.

(d)    Revision. If any provision of this Paragraph 43 or the corresponding provisions of an Award is determined by a court to be unenforceable because of its scope in terms of geographic area or duration in time or otherwise, the Corporation and the Participant agree that the court making such determination is specifically authorized to reduce the duration and/or geographical area and/or other scope of such provision and, in its reduced form, such provision shall then be enforceable; and in every case the remainder of this Paragraph 43, or the corresponding provisions of an Award, shall not be affected thereby and shall remain valid and enforceable, as if such affected provision were not contained herein or therein.

9. Except as specifically amended by the foregoing, the Plan remains in full force and effect in accordance with the terms thereof prior to such amendment.

10.    The foregoing amendment was duly approved by resolution of the Board of Directors of Dover Corporation at its meeting held on February 12, 2021 and shall be effective with respect to awards made on or after February 12, 2021.
6